Exhibit 99.1

Raymond James Institutional Investors Conference March 4, 2014

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission’(the “SEC”), including our Registration Statement on Form S-1, as amended (File No. 333-187872), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting of net income (loss) with non-GAAP measurements, including Adjusted EBITDA and Free Cash Flow (FCF). This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA and Free Cash Flow (FCF) referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

# Company Overview

HD SUPPLY

- **$8.6 Billion** of **LTM 3Q'13 Sales;**
  **$762 Million** of **LTM 3Q'13 Adjusted EBITDA (8.8%)**
  - **14 Consecutive Quarters** of Year-Over-Year Sales **Growth** as of Q3'13
- **Leading Industrial Distributor** With **#1 Positions**[1] in **Large**, **Fragmented Markets**
- **Specialized Business Units Providing Diversity** in **Products**, **Customers**, and **Vendor** Relationships
  - **~1 Million SKUs**
  - **~500,000 Customers**
- **Scale**, **National Presence** and **Local Market Expertise Drive Competitive Advantage**
  - Over **600 Locations**, **46 U.S. States** and **9 Canadian Provinces**
  - Combination of **Distribution Center** and **Branch Based** Operating Models
- **Talent** with **Deep**, **Relevant Experience Driving Speed** and **Precision**

## National Footprint



- HD Supply Operates a Sourcing Office in China

## Sales by End Market[2]


Infrastructure and Other 31%
Non-Residential Construction 22%
$8B
Residential Construction 13%
Maintenance, Repair and Operations 34%

[1] Management Estimates Based on Market Data and Industry Knowledge
[2] For 2012

**Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction**

HD SUPPLY

3

# Facilities Maintenance Overview

HD SUPPLY FACILITIES MAINTENANCE

- **Leading Distributor** of Maintenance, Repair and Operations **(MRO)** Products and **Value-add Services** to **Multifamily**, **Hospitality** and **Healthcare Facilities**
- **175,000+ SKUs sold by 1,000+ Sales Associates, Catalogs** and **e-commerce**
- **43 DCs, 13 Fabrication Centers and 10 Customer Contact Centers**
- **700+ Dedicated Delivery Trucks… 95%** of **U.S. Served** With **Next-Day Delivery**

## Customers

- **Maintenance Professionals** Responsible for **Repair** and **Upkeep** of **Living Spaces**

**Multifamily**



*Apartments*

**Hospitality**



*Hotel and Lodging Properties*

**Healthcare**



*Senior Care Facilities*

## Product Offering



*Electrical & Lighting* | *Plumbing* | *HVAC* | *Appliances* | *Janitorial* | *Hospitality* | *Senior Care*

($ in millions)

**Sales**



$2,336M
LTM 3Q'13

| | Sales | VPY |
|---|---|---|
| LTM 3Q'13 | $2,336M | +12% |
| Adj. EBITDA | $427M | *15%* |
| *Adj. EBITDA %* | *18.3%* | *+52BPs* |

## Market Opportunity[1]



HD SUPPLY FACILITIES MAINTENANCE
4%
$48B

[1] *Management Estimates Based on Market Data and Industry Knowledge; Market Size Estimate for 2012*

**Catalog Based Distributor of MRO Products to Maintenance Professionals**

HD SUPPLY

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Waterworks Overview ($ in millions) Product Offering $171M $2,244M Sales VPY +16% 7.6% Adj. EBITDA Adj. EBITDA % 32% +92BPs LTM 3Q’13 Pipe Fittings Valves Hydrants Fire Protection Meters 1 Management Estimates Based on Market Data and Industry Knowledge; Market Size Estimate for 2012 Leading Water and Wastewater System Configurator Leading Distributor of Water and Wastewater Transmission Products to Underground Utility Contractors and Municipalities 300,000+ SKUs sold by 850+ Sales Associates 239 Branch Locations in 45 U.S. States 620+ Dedicated Delivery Trucks Municipalities 20% $10B Market Opportunity1 Customers Professional Underground Water and Wastewater Contractors Residential Non-Residential

# Power Solutions Overview

- **Leading Distributor** of **Electrical Utility, Construction** and **Industrial Products** and **Supply Chain Solutions**
- **220,000+ SKUs sold by 570+ Sales Associates**
- **114 Branch Locations in 26 U.S. States and 4 Canadian Provinces**
- **400+ Dedicated Delivery Trucks**

- **Customers**
  - **Electric Utility Supply Chain Leaders** and **Professional Contractors**

**Electric Utilities** | **Construction**



*Generation*



*Transmission*



*Distribution*



- **Product Offering**



*Wire & Cable*



*Pole Line Hardware*



*Gear and Controls*



*Protective Equipment*



*Power Equipment*



*Lighting and Fixtures*

($ in millions)

**Sales** | **VPY**


$1,854M
+8%
LTM 3Q'13

| | | |
|---|---|---|
| **Adj. EBITDA** | **$74M** | *19%* |
| *Adj. EBITDA %* | *4.0%* | *+36BPs* |

## Market Opportunity[1]


5%
$35B

*[1] Management Estimates Based on Market Data and Industry Knowledge; Market Size Estimate for 2012*

**Solving Electric Utility Supply Chain Complexity**

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Erosion & Waterproofing White Cap Overview ($ in millions) Product Offering $73M $1,285M Sales VPY +14% 5.7% Adj. EBITDA Adj. EBITDA % 52% +141BPs LTM 3Q’13 Non-Residential Residential 1 Management Estimates Based on Market Data and Industry Knowledge; Market Size Estimate for 2012 One-Stop Shop for Specialty Construction and Safety Supplies Leading Distributor of Specialty Construction and Safety Supplies 230,000+ SKUs sold by 890+ Sales Associates 147 Branch Locations in 31 U.S. States 730+ Dedicated Delivery Trucks 6% $19B Specialty Tools Safety Equipment Building Materials & Fasteners Concrete Related Products Market Opportunity1 Customers Professional Contractors in Specialty Construction Trades

Key Growth Strategies Sell More to Existing Customers (i.e. Share of Wallet) Introduce New Products and Services Expand the Channels to Reach Our Customers (e.g. Internet, Catalog) Acquire New Customers Enter New Geographies (i.e. Open New Locations) Investing for Growth

’10A $411M 20% $6,449 2% $658 $49 0.8% 28.5% 6.4% 1 Excludes Divestitures, See Appendix for Reconciliation to Net Income 2 2012 and 3Q’13 LTM Net Sales and Adj. EBITDA on 53-week basis; Growth on 52-week basis 3 Unlevered, Adjusted Pre-tax, See Appendix for Reconciliation to Operating Cash Flows Adj. EBITDA1 Financial Summary $762M 3Q’13 LTM Adjusted EBITDA ($ in millions) YOY %2 Net Sales YOY %2 Free Cash Flow3 Capital Expenditure % of Sales GM % Adj. EBITDA% ’08A $476M (16%) $8,198 (15%) $900 $77 0.9% 27.1% 5.8% ’09A $343M (28%) $6,313 (23%) $261 $58 0.9% 28.0% 5.4% ’11A $508M 24% $7,028 9% $94 $115 1.6% 28.7% 7.2% ’12A $683M 32% $8,035 12% $351 $115 1.4% 28.9% 8.5% 3Q’13 LTM $762M 19% $8,616 10% $476 $131 1.5% 29.2% 8.8%

Investment Themes Trusted Local Execution, Market and Product Knowledge, Customer Relationships Based on Reliability of Service, and Supplier Alignment Based on Performance #1 Positions1 with ~7% Share in Estimated ~$110 Billion Fragmented Market MRO, Infrastructure and Construction End Market Exposure with Sequential, Overlapping Growth Strategic High Return Growth Investments Which We Believe Will Deliver Growth in Excess of Estimated Market Growth Focused on Getting Better and Faster Through Team Work, Process Excellence and Trusted Relationships Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction 1 Management Estimates Based on Market Data and Industry Knowledge

Appendix

# Reconciliation of Non-GAAP Measures: Net Income to Adj EBITDA

HD SUPPLY

($ in millions)

| | Fiscal Year Ended | | | | | LTM Ended |
|---|---|---|---|---|---|---|
| | February 1, 2009 | January 31, 2010 | January 30, 2011 | January 29, 2012 | February 3, 2013 | November 3, 2013 |
| **Net income (loss)** | **$(1,255)** | **$(514)** | **$(619)** | **$(543)** | **$(1,179)** | **$(865)** |
| Less: Income (loss) from discontinued operations, net of tax | (107) | (34) | (6) | 20 | 20 | 1 |
| Income (loss) from continuing operations | (1,148) | (480) | (613) | (563) | (1,199) | (866) |
| Interest expense | 641 | 602 | 623 | 639 | 658 | 578 |
| Provision (benefit) for income taxes | (329) | (198) | 28 | 79 | 3 | 13 |
| Depreciation and amortization(i) | 381 | 364 | 343 | 329 | 339 | 271 |
| Other (income) expense, net(ii) | 12 | (8) | (6) | — | — | — |
| Loss (gain) on extinguishment and modificationof debt(iii) | — | (200) | 5 | — | 709 | 576 |
| Goodwill and other intangible asset impairment(iv) | 867 | 219 | — | — | 152 | 152 |
| Restructuring charge(v) | 32 | 21 | 8 | — | — | — |
| Stock-based compensation(vi) | 14 | 18 | 17 | 20 | 16 | 15 |
| Management fee & related expenses paid to Equity Sponsors(vii) | 6 | 5 | 5 | 5 | 5 | 3 |
| Costs related to initial public offering (viii) | — | — | — | — | — | 20 |
| Other | — | — | 1 | (1) | — | — |
| **Adjusted EBITDA** | **$476** | **$343** | **$411** | **$508** | **$683** | **$762** |

(i)Depreciation and amortization includes amounts recorded within Cost of sales.
(ii)Represents the (gains)/losses associated with the changes in fair value of interest rate swap contracts not accounted for under hedge accounting and other non-operating (income)/expense.
(iii)Represents the loss/(gain) on extinguishment and modification of debt including the premium/(discount) paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets associated with such debt.
(iv)Represents the non-cash impairment charge of goodwill and an intangible asset recognized in accordance with Accounting Standards Codification 350, Intangibles—Goodwill and Other.
(v)Represents the costs incurred for employee reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.
(vi)Represents the stock-based compensation costs for stock options and restricted stock.
(vii)HD Supply entered into consulting agreements with the Equity Sponsors whereby HD Supply paid the Equity Sponsors a $4.5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with HD Supply's initial public offering in the second quarter of fiscal 2013.
(viii)Represents the costs expensed in connection with HD Supply's initial public offering, including approximately $18 million paid to the Equity Sponsors for termination of the consulting agreements.

HD SUPPLY
12

GAAP Operating Cash Flows Interest Paid Interest Paid on PIK extinguishments Taxes Paid (Received) Unlevered, Pre-tax Cash Flows Adjustments to Unlevered, Pre-tax Cash Flows Free Cash Flow (FCF) 548 $ 69 $ 551 $ (165) $ (681) $ (864) $ 397 366 363 356 621 577 - - - - 502 866 9 (127) (216) 5 1 5 954 $ 308 $ 698 $ 196 $ 443 $ 564 $ 900 261 $ 658 $ 94 $ 351 $ 476 $ Fiscal Year Ended January 29, 2012 January 30, 2011 January 31, 2010 November 3, 2013 LTM Ended February 3, 2013 February 1, 2009 ($ in millions) Reconciliation of Non-GAAP Measures: Free Cash Flow Capital Expenditures Proceeds from sale of PPE Management Fees & Expenses (77) $ (58) $ (49) $ (115) $ (115) $ (131) $ 18 8 4 4 17 18 6 5 5 5 5 3 Costs Related to Initial Public Offering Discontinued operations Other - - - - 20 - - - 4 - - (1) (2) - - 1 2 - $